Business Combination	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combination
3.	BUSINESS COMBINATION

In September 2015, the Company and three founding parties jointly established Shanghai Autohome Financing Lease Co., Ltd. (“Shanghai Autohome”), which mainly provides automobile finance leasing services, with RMB300,000,000 registered capital. Each of the founding parties held a 25% equity interest. As the Company had significant influence over Shanghai Autohome, Shanghai Autohome was accounted for as an equity method investment.

In June 2017, the Company acquired an additional 25% equity interest in Shanghai Autohome for a purchase consideration of RMB90,000,000.

In two separate transactions in September 2018, the Company accomplished the acquisition of the remaining 50% equity interest in Shanghai Autohome, for a total cash consideration of RMB206,000,000. As a result, Shanghai Autohome became a wholly-owned subsidiary of the company.

The Company has engaged a valuer to assess the fair value of the tangible and intangible assets acquired and liabilities assumed, resulting from which the amount of goodwill was determined and recognized as of the acquisition date. The following table summarizes the estimated aggregate fair values of assets acquired and liabilities assumed as of the acquisition date:

	RMB’000	US$’000
Cash and cash equivalents	35,961	5,230
Restricted cash	10,000	1,454
Finance lease receivables	1,500,176	218,192
Identifiable intangible assets*	239	35
Goodwill	145,064	21,099
Other assets	14,115	2,053
Short-term and long-term debts	(881,799)	(128,252)
Income tax payable	50	7
Other liabilities	(411,806)	(59,895)
Pre-existing equity interests	(203,000)	(29,525)

Total consideration	209,000	30,398

The aggregate purchase price allocation includes acquisition of certain acquirees, which were equity method investees of the Company prior to the acquisitions. In aggregate, a re-measurement gain relating to the Company’s pre-existing equity interest of RMB44 million (US$6 million) was recognized during the year ended December 31, 2018. The Company applied the equity method of accounting by recognizing its share of the profit or loss in these equity method investees up to their respective dates of acquisition.

Goodwill, which is non-deductible for tax purpose, is primarily attributable to the synergies expected to be achieved from the acquisitions.

The results of operations of Shanghai Autohome have been included in the consolidated statements of operations from the date of acquisition.

Unaudited pro forma consolidated financial information

The following unaudited pro forma consolidated financial information for the years ended December 31, 2017 and 2018 are presented as if the acquisition had occurred at the beginning of the period presented. These pro forma results have been prepared for comparative purpose only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated. The pro forma adjustments are based on available information and certain assumptions the management believes are reasonable.

	For the years ended December 31,
	2017	2018
	RMB’000	RMB’000	US$’000
Net Revenue	1,163,690	1,140,644	165,900
Net income attributable to Cango Inc.	341,827	294,883	42,889

These amounts have been computed after applying the Company’s accounting policies.